Sub-Adviser: Goldman Sachs
Fund Name: PFI MidCap Value Fund I
Issuer: PPL Corporation Stock
Date of Purchase: 40644
Underwriter From Whom Purchased: Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate: Goldman Sachs & Co.
 Purchase Price:  25.3
Aggregate % of Issue Purchased: 0.0375
 Commission, Spread or Profit:  0.76
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: AES Corporation Notes
Date of Purchase: 37043
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.0213
 Commission, Spread or Profit:  0.02
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Stewart Enterprises Notes
Date of Purchase: 40637
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.06695
 Commission, Spread or Profit:  0.0175
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Pernod-Ricard SA Notes
Date of Purchase: 40637
Underwriter From Whom Purchased: Goldman Sachs & Co.
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  99.065
Aggregate % of Issue Purchased: 0.01251
 Commission, Spread or Profit:  0.006
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Sappi Paper Holding GMBH Notes
Date of Purchase: 40638
Underwriter From Whom Purchased: Citigroup Global Markets
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.010285714
 Commission, Spread or Profit:  0.0165
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: PENN Virginia Corp Notes
Date of Purchase: 40638
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.023666667
 Commission, Spread or Profit:  0.02
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Navios SA Logistics Inc. and Navios
Logistics Finance Inc. Notes
Date of Purchase: 40639
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.046895
 Commission, Spread or Profit:  0.02
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Calcipar SA Notes
Date of Purchase: 40651
Underwriter From Whom Purchased: BNP Paribas Securities
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.031555556
 Commission, Spread or Profit:  0.0113
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Iasis Healthcare LLC Notes
Date of Purchase: 40660
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  99.277
Aggregate % of Issue Purchased: 0.081041176
 Commission, Spread or Profit:  0.02
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: RadioShack Corporation Notes
Date of Purchase: 40661
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  99.234
Aggregate % of Issue Purchased: 0.058076923
 Commission, Spread or Profit:  0.0175
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Brightstar Corp. Notes
Date of Purchase: 40661
Underwriter From Whom Purchased: Jefferies and Company Inc.
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  105.75
Aggregate % of Issue Purchased: 0.0865
 Commission, Spread or Profit:  0.02
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Cumulus Media Inc. Notes
Date of Purchase: 40662
Underwriter From Whom Purchased: UBS Securities LLC
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.003709836
 Commission, Spread or Profit:  0.0225
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: CCO Holdings, LLC and CCO Holdings
Capital Corp. Notes
Date of Purchase: 40666
Underwriter From Whom Purchased: UBS Securities LLC
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.036733333
 Commission, Spread or Profit:  0.013
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Kansas City Southern de Mexico, S.A.
de C.V. Notes
Date of Purchase: 40669
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.03709
 Commission, Spread or Profit:  0.02
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: NRG Energy Inc Notes
Date of Purchase: 40673
Underwriter From Whom Purchased: Morgan Stanley
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.0183375
 Commission, Spread or Profit:  0.0125
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: NRG Energy Inc Notes
Date of Purchase: 40673
Underwriter From Whom Purchased: Morgan Stanley
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.014575
 Commission, Spread or Profit:  0.0125
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Range Resources Corporation Notes
Date of Purchase: 40674
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.02683
 Commission, Spread or Profit:  0.0175
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Navios Maritime Acquisition Corp and
Navios Acquistion Finance Inc. Notes
Date of Purchase: 40675
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  102.25
Aggregate % of Issue Purchased: 0.0469
 Commission, Spread or Profit:  0.02
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Thompson Creek Metals Company, Inc.
Notes
Date of Purchase: 40676
Underwriter From Whom Purchased: Deutsche Bank Securities
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.013285714
 Commission, Spread or Profit:  0.0225
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: RR Donnelley & Sons Company Notes
Date of Purchase: 40680
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.037136667
 Commission, Spread or Profit:  0.015
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Petrohawk Energy Corporation Notes
Date of Purchase: 40680
Underwriter From Whom Purchased: Wells Fargo Advisors
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.066333333
 Commission, Spread or Profit:  0.0175
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Concho Resources Inc Notes
Date of Purchase: 40681
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.038375
 Commission, Spread or Profit:  0.02
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: International Lease Finance
Corporation Notes
Date of Purchase: 40682
Underwriter From Whom Purchased: Barclays Capital Inc
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.026816
 Commission, Spread or Profit:  0.0125
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: JBS USA, LLC and JBS USA Finance,
Inc. Notes
Date of Purchase: 40683
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  98.26
Aggregate % of Issue Purchased: 0.093553846
 Commission, Spread or Profit:  0.0125
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Regency Energy Partners LP and
Regency Energy Finance Corp Notes
Date of Purchase: 40686
Underwriter From Whom Purchased: Morgan Stanley
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.07391
 Commission, Spread or Profit:  0.0175
Fair & Reasonable (Y/N) (1): Y

(1) The sub-adviser has certified that the compensation paid was fair and reasonable and has provided documentation to support that certification.